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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 11, 1999


                                PEOPLESOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     0-20710                  68-0137069
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
     of Incorporation )                Number)            Identification Number)
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                               4460 HACIENDA DRIVE
                              PLEASANTON, CA 94588
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (925) 694-3000

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ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by PeopleSoft, Inc. on October 11, 1999 relating to a stock-for-stock merger agreement to acquire The Vantive Corporation.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

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
          Exhibit No.                    Description
          -----------                    -----------
             99.1            Press Release issued October 11, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of October 12, 1999.

                                               PEOPLESOFT, INC.


                                               By: /s/ STEPHEN F. HILL
                                                  ------------------------------
                                                  Stephen F. Hill
                                                  Acting Chief Financial Officer
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                                  EXHIBIT INDEX

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
                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NO.          DOCUMENT                                           PAGE
-----------          --------------------------------------         ------------
Exhibit 99.1         Press Release issued October 11, 1999.
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